AUBURN NATIONAL

BANCORPORATION,

INC AND SUBSIDIARIES

EXHIBIT 32.1
CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Auburn National Bancorporation,

Inc. (the “Company”) on
Form 10-K for the period ending December 31, 2020,

as filed with the Securities and Exchange
Commission as of the date hereof (the “Report”), I, Robert

W.

Dumas, President and Chief Executive
Officer, certify,

pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906

of the Sarbanes-Oxley Act of
2002, that:

(1)
The Report fully complies with the requirements of Section 13(a)

or 15(d) of the Securities
Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial
condition and results of operations of the Company.

Date: March 9, 2021
/s/ Robert

W.

Dumas
Robert W.

Dumas
Chairman, President and CEO